                                                                      EXHIBIT 99

                        Quarterly Operating Supplements

                                              [LOGO] Radian Asset Assurance Inc.

                                                            Quarterly
                                                            Operating Supplement
                                                            Fourth Quarter 2002

Quarterly Operating Supplement

Table of Contents

--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
Company Profile .........................................................      2

Company Information .....................................................      2

Key Financial Highlights ................................................      3

Statutory Income Statements .............................................      4

Statutory Balance Sheets ................................................      5

Gross Premiums Written by Product .......................................      6

Total Claims-Paying Resources and Leverage Ratios .......................      6

Investment Portfolio Highlights .........................................      7

Insured Portfolio Highlights ............................................      8

Management Team .........................................................     11

1    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                               Table of Contents

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Quarterly Operating Supplement

December 31, 2002

--------------------------------------------------------------------------------

Company Profile

Radian Asset Assurance Inc., founded in 1985 and rated AA by Standard & Poor's and Fitch Ratings, provides financial guaranty insurance and reinsurance to the holders of debt obligations and asset-backed securities. As a direct writer of insurance for municipal bonds, asset-backed obligations, trade credit reinsurance and other credit insurance, the company plays an important role in extending the benefits of insurance to a broad range of issuers and securities.

Radian Asset Assurance Inc. is a subsidiary of Radian Group Inc., (NYSE:RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Asset Assurance Inc.        Contact:
335 Madison Avenue                 John C. DeLuca
New York, New York 10017           Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)   1 212 984.9222
1 212 983.3100                     john.deluca@radiangroupinc.com

2    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                      Company Profile / Company Information

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries
Key Financial Highlights* ($ Thousands)

                                                                Year ended December 31, 2002
                                                     -----------------------------------------------
                                                      Mortgage    Mortgage    Financial
                                                      Insurance   Services    Guaranty       Total
                                                     ----------   --------   ----------   ----------
Net premiums written .............................   $  668,583         --   $  286,336   $  954,919
                                                     ==========   ========   ==========   ==========

Net premiums earned ..............................   $  660,492         --   $  186,633   $  847,125
Net investment income ............................      107,138   $    162       71,541      178,841
Equity in net income of affiliates ...............           --     81,872         (123)      81,749
Other income .....................................       20,390     22,471        1,514       44,375
                                                     ----------   --------   ----------   ----------
   Total revenues ................................      788,020    104,505      259,565    1,152,090
                                                     ----------   --------   ----------   ----------

Provision for losses .............................      194,486         --       48,846      243,332
Policy acquisition costs .........................       66,814         --       34,004      100,818
Other operating expenses .........................      109,043     38,716       27,554      175,313
Interest expense .................................       17,155      2,110        9,559       28,824
                                                     ----------   --------   ----------   ----------
   Total expenses ................................      387,498     40,826      119,963      548,287
                                                     ----------   --------   ----------   ----------

Gain on disposition of investments ...............        4,643      3,450        2,369       10,462
Change in fair value of derivative instruments ...          462         --      (13,451)     (12,989)
                                                     ----------   --------   ----------   ----------
   Net gains/(losses) ............................        5,105      3,450      (11,082)      (2,527)
                                                     ----------   --------   ----------   ----------

Pretax income ....................................      405,627     67,129      128,520      601,276

Income tax provision .............................      111,823     26,854       35,430      174,107
                                                     ----------   --------   ----------   ----------

   Net income ....................................   $  293,804   $ 40,275   $   93,090   $  427,169
                                                     ==========   ========   ==========   ==========

Total assets .....................................   $3,262,741   $246,156   $1,884,508   $5,393,405

Deferred policy acquisition costs ................       75,673         --      107,914      183,587
Reserve for losses and loss adjustment expenses ..      484,705         --      139,872      624,577
Unearned premiums ................................      112,575         --      505,475      618,050

Equity ...........................................   $1,639,205   $201,427   $  912,803   $2,753,435

* Reported on a GAAP basis.

3    Quarterly Operating Supplement for the Period Ended December 31, 2002 / Key
                              Financial Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Statutory Income Statements ($ Thousands)

                                                         Quarter ended            Twelve months ended
                                                   -------------------------   -------------------------
                                                   December 31   December 31   December 31   December 31
                                                       2002          2001          2002         2001
                                                   -----------   -----------   -----------   -----------
Revenues
Gross premiums written .........................    $ 50,048      $ 35,843      $195,530      $ 92,003
Reinsurance premiums ceded .....................      (2,310)       (7,913)      (24,616)      (19,978)
                                                    --------      --------      --------      --------
   Net premiums written ........................      47,738        27,930       170,914        72,025
Change in unearned premiums ....................     (19,466)      (12,477)      (76,766)      (23,049)
                                                    --------      --------      --------      --------
   Premiums earned .............................      28,272        15,453        94,148        48,976
                                                    --------      --------      --------      --------

Net investment income ..........................       6,203         3,365        24,990        16,064
Net realized gains on sale of investments ......       1,511           527         2,205         3,786
                                                    --------      --------      --------      --------
   Net investment gains ........................       7,714         3,892        27,195        19,850
                                                    --------      --------      --------      --------

Other income ...................................         120           924           594         2,870
                                                    --------      --------      --------      --------
   Total revenues ..............................      36,106        20,269       121,937        71,696
                                                    --------      --------      --------      --------

Expenses
Losses and loss adjustment expenses incurred ...       7,191         8,929        32,150        25,635
Commissions incurred ...........................       3,959           483        12,386         5,136
Other underwriting expenses ....................       5,991         7,181        31,806        25,575
                                                    --------      --------      --------      --------
   Total expenses ..............................      17,141        16,593        76,342        56,346
                                                    --------      --------      --------      --------

   Income before income taxes ..................      18,965         3,676        45,595        15,350
Federal and foreign income taxes ...............       5,476         3,443        12,225         4,747
                                                    --------      --------      --------      --------
   Net income ..................................    $ 13,489      $    233      $ 33,370      $ 10,603
                                                    ========      ========      ========      ========

Financial Ratios
Loss and LAE Ratio .............................        25.4%         57.8%         34.1%         52.3%
Underwriting Expense Ratio .....................        20.8%         27.4%         25.9%         42.6%
                                                    --------      --------      --------      --------
   Combined Ratio ..............................        46.2%         85.2%         60.0%         94.9%
                                                    ========      ========      ========      ========

4    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                          Statutory Income Statements

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Statutory Balance Sheets ($ Thousands)

                                                                      December 31   December 31
                                                                         2002          2001
                                                                      -----------   -----------
Assets
Long-term bonds, at amortized cost ................................     $550,512      $308,964
Preferred stock, at market ........................................       24,585        15,975
Common stock, at market ...........................................        1,156         1,109
Cash and short-term investments ...................................       46,100        34,182
Receivable for securities .........................................          149            --
                                                                        --------      --------
   Total Investments ..............................................      622,502       360,230

Investment income due and accrued .................................        6,919         3,873
Premiums receivable ...............................................       22,449        14,498
Funds held by reinsured companies .................................        1,863         1,101
Current federal income tax recoverable ............................           --            30
Net deferred tax asset ............................................        1,531            --
Other assets ......................................................        2,119         1,769
                                                                        --------      --------
   Total Assets ...................................................     $657,383      $381,501
                                                                        ========      ========

Liabilities
Contingency reserve ...............................................     $ 39,272      $ 36,665
Losses and loss adjustment expenses ...............................       50,453        38,148
Reinsurance payable on paid losses and loss adjustment expenses ...        4,843         5,325
Unearned premiums .................................................      233,701       156,935
Provision for reinsurance .........................................          284           288
Payable to affiliates .............................................        2,200         5,287
Payable for securities ............................................        6,660            --
Ceded reinsurance premiums payable ................................        2,670         4,210
Federal and foreign income taxes payable ..........................        5,360            --
Accrued expenses and other liabilities ............................        2,481         1,512
                                                                        --------      --------
   Total Liabilities ..............................................      347,924       248,370
                                                                        --------      --------

Policyholders' Surplus
Common stock ......................................................       15,000        15,000
Additional paid-in capital ........................................      229,077        79,077
Unassigned funds ..................................................       65,382        39,054
                                                                        --------      --------
Total Policyholders' Surplus ......................................      309,459       133,131
                                                                        --------      --------

Total Liabilities and Policyholders' Surplus ......................     $657,383      $381,501
                                                                        ========      ========

Qualified Statutory Capital .......................................     $348,731      $169,796
                                                                        ========      ========

5    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                            Statutory Balance Sheets

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Gross Premiums Written by Product ($ Thousands)

                                4th Qtr   4th Qtr                 YTD       YTD
                                  2002      2001    % Change     2002      2001     % Change
                                -------   -------   --------   --------   -------   --------
Public Finance Direct .......   $19,575   $19,746     -0.9%    $ 63,431   $38,332     65.5%
Structured Finance Direct ...    14,771     6,949    112.6%      72,788    20,791    250.1%
Public Finance Re ...........        --        --       --        2,468     1,003    146.1%
Structured Finance Re .......     5,162     4,062     27.1%      18,878    10,203     85.0%
Trade Credit ................    10,540     5,086    107.2%      37,965    21,674     75.2%
                                -------   -------              --------   -------
                                $50,048   $35,843     39.6%    $195,530   $92,003    112.5%
                                =======   =======              ========   =======

Total Claims-Paying Resources and Leverage Ratios
($ Thousands except ratios)

                                                   December 31   December 31
                                                      2002           2001      % Change
                                                   -----------   -----------   --------
Capital and Surplus ............................   $   309,459   $   133,131     132%
Contingency Reserve ............................        39,272        36,665       7%
                                                   -----------   -----------
   Qualified Statutory Capital .................       348,731       169,796     105%
                                                   -----------   -----------

Unearned Premium Reserve .......................       233,701       156,935      49%
Loss and Loss Expense Reserves .................        50,453        38,148      32%
                                                   -----------   -----------
   Total Policyholders' Reserves ...............       284,154       195,083      46%
                                                   -----------   -----------

Present Value of Future Installment Premiums ...       151,032        71,820     110%

Reinsurance and Soft-Capital Facilities ........        15,000        40,000     -63%
                                                   -----------   -----------
   Total Claims-Paying Resources ...............   $   798,917   $   476,699      68%
                                                   ===========   ===========

   Total Debt Service
      (Principal and Interest) Outstanding .....   $22,081,339   $16,564,020      33%
Capital Leverage Ratio/1/ ......................          63:1          98:1
Claims-Paying Ratio/2/ .........................          28:1          35:1

/1/ Capital Leverage Ratio: Total debt service/Qualified statutory capital. /2/ Claims-Paying Ratio: Total debt service/Total claims-paying resources.

6    Quarterly Operating Supplement for the Period Ended December 31, 2002/Gross
                     Premiums/Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Investment Portfolio Highlights

Asset Quality

As of December 31, 2002, the book value of our investment portfolio was $615.3 million, with an average duration of 5.5 years.

                                     [CHART]

                                   [Pie Chart]

                     Below
  A     BBB    Investment-Grade   Not rated   Common Equities    AAA      AA
----   -----   ----------------   ---------   ---------------   -----   -----
5.4%   12.2%         0.8%            2.7%            0.2%       57.8%   20.9%

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

                                     [CHART]

                                   [Pie Chart]

Short-Term   Other   Municipal Bonds   Taxable Bonds   Convertible Bonds
----------   -----   ---------------   -------------   -----------------
   4.3%       3.2%        54.4%            16.9%               21.2%

7    Quarterly Operating Supplement for the Period Ended December 31, 2002/
                        Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Insured Portfolio Highlights ($ Thousands)

Geographic Diversification

                                  Net Par      Percent     Net Par       Percent
State                          (12/31/2002)   of total   (12/31/2001)   of total
--------------------------------------------------------------------------------
Texas                          $ 1,133,571       7.4%    $   918,059       9.1%
--------------------------------------------------------------------------------
New York                         1,019,026       6.7%      1,112,238      11.1%
--------------------------------------------------------------------------------
Pennsylvania                       993,019       6.5%        822,342       8.2%
--------------------------------------------------------------------------------
Florida                            649,067       4.3%        622,378       6.2%
--------------------------------------------------------------------------------
California                         494,536       3.2%        507,441       5.0%
--------------------------------------------------------------------------------
Connecticut                        463,912       3.0%        380,409       3.8%
--------------------------------------------------------------------------------
Colorado                           371,126       2.4%        324,332       3.2%
--------------------------------------------------------------------------------
Illinois                           362,451       2.4%        288,514       2.9%
--------------------------------------------------------------------------------
Washington                         323,379       2.1%        340,453       3.4%
--------------------------------------------------------------------------------
Massachusetts                      266,640       1.7%        239,214       2.4%
--------------------------------------------------------------------------------
Total of top ten states          6,076,727      39.8%      5,555,381      55.3%
--------------------------------------------------------------------------------
Total of other states            3,297,969      21.6%      2,683,700      26.7%
--------------------------------------------------------------------------------
Domestic structured finance      5,282,486      34.6%      1,574,508      15.7%
--------------------------------------------------------------------------------
International                      608,706       4.0%        230,731       2.3%
--------------------------------------------------------------------------------
Total                          $15,265,889     100.0%    $10,044,319     100.0%

8    Quarterly Operating Supplement for the Period Ended December 31, 2002/
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Insured Portfolio Highlights ($ Thousands)

Sector Breakout

                                 Net Par      Percent      Net Par      Percent
Public Finance                (12/31/2002)   of total   (12/31/2001)   of total
-------------------------------------------------------------------------------
General Obligations            $2,105,718      13.8%     $1,991,941      19.8%
-------------------------------------------------------------------------------
Healthcare                      1,997,820      13.1%      1,645,469      16.4%
-------------------------------------------------------------------------------
Education                       1,549,056      10.1%      1,347,859      13.4%
-------------------------------------------------------------------------------
Long-Term Care                    840,073       5.5%        431,620       4.3%
-------------------------------------------------------------------------------
Utilities                         827,500       5.4%        831,319       8.3%
-------------------------------------------------------------------------------
Tax-Backed                        497,104       3.3%        415,871       4.1%
-------------------------------------------------------------------------------
Other Public Finance              468,386       3.1%        380,245       3.8%
-------------------------------------------------------------------------------
AAA Wrap Municipal                442,891       2.9%        514,836       5.1%
-------------------------------------------------------------------------------
Transportation                    408,275       2.7%        408,291       4.1%
-------------------------------------------------------------------------------
Housing                           208,523       1.4%        236,667       2.4%
-------------------------------------------------------------------------------
Investor-Owned Utilities           59,856       0.4%         36,771       0.4%
-------------------------------------------------------------------------------
Subtotal Public Finance        $9,405,202      61.6%     $8,240,889      82.0%

                                         Net Par      Percent      Net Par      Percent
Structured Finance                    (12/31/2002)   of total   (12/31/2001)   of total
---------------------------------------------------------------------------------------
Collateralized Debt Obligations         4,227,312      27.7%        521,031       5.2%
---------------------------------------------------------------------------------------
Asset-Backed - Consumer                   649,398       4.3%        669,533       6.7%
---------------------------------------------------------------------------------------
Asset-Backed - Commercial and Other       490,718       3.2%        314,891       3.1%
---------------------------------------------------------------------------------------
Other Structured Finance                  300,373       2.0%         45,526       0.5%
---------------------------------------------------------------------------------------
Asset-Backed - Mortgage and MBS           192,886       1.3%        252,450       2.5%
---------------------------------------------------------------------------------------
Subtotal Structured Finance           $ 5,860,687      38.4%    $ 1,803,431      18.0%
---------------------------------------------------------------------------------------
Total                                 $15,265,889     100.0%    $10,044,319     100.0%

9    Quarterly Operating Supplement for the Period Ended December 31, 2002/
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Insured Portfolio Highlights ($ Thousands)

Rating Distribution

                                  Net Par      Percent      Net Par     Percent
Rating*                        (12/31/2002)   of total   (12/31/2001)   of total
--------------------------------------------------------------------------------
AAA                             $ 2,434,385     15.9%     $ 2,095,712     20.9%
--------------------------------------------------------------------------------
AA                                2,903,551     19.0%         935,372      9.3%
--------------------------------------------------------------------------------
A                                 2,638,433     17.3%         964,544      9.6%
--------------------------------------------------------------------------------
BBB                               5,682,251     37.2%       4,598,861     45.8%
--------------------------------------------------------------------------------
Investment-Grade                    198,467      1.3%         346,075      3.4%
--------------------------------------------------------------------------------
Below Investment-Grade              719,055      4.7%         762,626      7.6%
--------------------------------------------------------------------------------
Not Rated                           689,747      4.5%         341,129      3.4%
--------------------------------------------------------------------------------
Total                           $15,265,889    100.0%     $10,044,319    100.0%

*Indicated category reflects highest rating of the three rating agencies.

10   Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Management Team

Martin A. Kamarck
President

David J. Beidler
Senior Vice President, Chief Legal Officer

Edward McC. Bowers
Senior Vice President, Global Structured Products

Sally B. Campbell
Senior Vice President, Public Finance

John C. DeLuca
Senior Vice President, Market Development

Bonita Z. Dorland
Senior Vice President, Chief Risk Officer

Andrew C.J. Poole
Managing Director, Radian Representatives Ltd.

Patrick Rossi
Senior Vice President, Controller

Jeffrey C. Salton
Senior Vice President, Operations and Analysis

11   Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                   Radian Asset Assurance Inc. Management Team

                                                  [LOGO] Radian Reinsurance Inc.

                                                            Quarterly
                                                            Operating Supplement
                                                            Fourth Quarter 2002

Quarterly Operating Supplement

Table of Contents

                                                                            Page
                                                                            ----
Company Profile .........................................................      2

Company Information .....................................................      2

Key Financial Highlights ................................................      3

Statutory Income Statements .............................................      4

Statutory Balance Sheets ................................................      5

Gross Premiums Written by Product .......................................      6

Total Claims-Paying Resources and Leverage Ratios .......................      6

Investment Portfolio Highlights .........................................      7

Insured Portfolio Highlights ............................................      8

Management Team .........................................................     11

1    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                               Table of Contents

Quarterly Operating Supplement

Radian Reinsurance Inc.
Quarterly Operating Supplement

December 31, 2002

--------------------------------------------------------------------------------

Company Profile

Radian Reinsurance Inc., founded in 1986 and rated AA by Fitch Ratings and Standard & Poor's and Aa2 by Moody's, was the first company dedicated exclusively to the reinsurance of investment-grade securities. The company provides financial guaranty reinsurance to the primary insurers of municipal bonds, asset-backed securities and structured finance obligations.

Radian Reinsurance Inc. is a subsidiary of Radian Group Inc., (NYSE:RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Reinsurance Inc.            Contact:
335 Madison Avenue                 John C. DeLuca
New York, New York 10017           Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)   1 212 984.9222
1 212 983.3100                     john.deluca@radiangroupinc.com

2    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                     Company Profile/Company Information

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries
Key Financial Highlights* ($ Thousands)

                                                                Year ended December 31, 2002
                                                     -----------------------------------------------
                                                      Mortgage    Mortgage    Financial
                                                      Insurance   Services    Guaranty      Total
                                                     ----------   --------   ----------   ----------
Net premiums written .............................   $  668,583         --   $  286,336   $  954,919
                                                     ==========   ========   ==========   ==========

Net premiums earned ..............................   $  660,492         --   $  186,633   $  847,125
Net investment income ............................      107,138   $    162       71,541      178,841
Equity in net income of affiliates ...............           --     81,872         (123)      81,749
Other income .....................................       20,390     22,471        1,514       44,375
                                                     ----------   --------   ----------   ----------
   Total revenues ................................      788,020    104,505      259,565    1,152,090
                                                     ----------   --------   ----------   ----------

Provision for losses .............................      194,486         --       48,846      243,332
Policy acquisition costs .........................       66,814         --       34,004      100,818
Other operating expenses .........................      109,043     38,716       27,554      175,313
Interest expense .................................       17,155      2,110        9,559       28,824
                                                     ----------   --------   ----------   ----------
   Total expenses ................................      387,498     40,826      119,963      548,287
                                                     ----------   --------   ----------   ----------

Gain on disposition of investments ...............        4,643      3,450        2,369       10,462
Change in fair value of derivative instruments ...          462         --      (13,451)     (12,989)
                                                     ----------   --------   ----------   ----------
   Net gains/(losses) ............................        5,105      3,450      (11,082)      (2,527)
                                                     ----------   --------   ----------   ----------

Pretax income ....................................      405,627     67,129      128,520      601,276

Income tax provision .............................      111,823     26,854       35,430      174,107
                                                     ----------   --------   ----------   ----------
   Net Income ....................................   $  293,804   $ 40,275   $   93,090   $  427,169
                                                     ==========   ========   ==========   ==========

Total assets .....................................   $3,262,741   $246,156   $1,884,508   $5,393,405

Deferred policy acquisition costs ................       75,673         --      107,914      183,587
Reserve for losses and loss adjustment expenses ..      484,705         --      139,872      624,577
Unearned premiums ................................      112,575         --      505,475      618,050

Equity ...........................................   $1,639,205   $201,427   $  912,803   $2,753,435

* Reported on a GAAP basis.

3    Quarterly Operating Supplement for the Period Ended December 31, 2002 / Key
                              Financial Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.
Statutory Income Statements ($ Thousands)

                                                               Quarter ended            Twelve months ended
                                                         -------------------------   -------------------------
                                                         December 31   December 31   December 31   December 31
                                                             2002          2001          2002          2001
                                                         -----------   -----------   -----------   -----------
Revenues
Gross premiums written ...............................     $28,775      $ 29,334      $111,713       $ 83,84
Reinsurance premiums ceded ...........................          (8)           --        (1,576)       (1,357)
                                                           -------      --------      --------       -------
   Net premiums written ..............................      28,767        29,334       110,137        82,484
Change in unearned premiums ..........................      (5,205)      (11,118)      (29,385)      (28,635)
                                                           -------      --------      --------       -------
   Premiums earned ...................................      23,562        18,216        80,752        53,849
                                                           -------      --------      --------       -------

Net investment income ................................      11,698        11,495        47,864        45,477
Net realized (losses)/gains on sale of investments ...        (181)        3,872         6,139          (876)
                                                           -------      --------      --------       -------
   Net investment gains ..............................      11,517        15,367        54,003        44,601
                                                           -------      --------      --------       -------

Other income .........................................          47          (221)          106          (288)
                                                           -------      --------      --------       -------
   Total revenues ....................................      35,126        33,362       134,861        98,162
                                                           -------      --------      --------       -------

Expenses
Losses and loss adjustment expenses incurred .........       7,427         7,954        14,304         9,697
Commissions incurred .................................       9,228         9,269        34,182        26,856
Other underwriting expenses ..........................       2,321         1,912         9,230         8,355
                                                           -------      --------      --------       -------
   Total expenses ....................................      18,976        19,135        57,716        44,908
                                                           -------      --------      --------       -------

   Income before income taxes ........................      16,150        14,227        77,145        53,254
Federal and foreign income tax (benefits)/expenses ...      (2,849)        1,904        (1,206)       13,284
                                                           -------      --------      --------       -------
   Net Income ........................................     $18,999      $ 12,323      $ 78,351       $39,970
                                                           =======      ========      ========       =======

Financial Ratios
Loss and LAE Ratio ...................................        31.5%         43.7%         17.7%         18.0%
Underwriting Expense Ratio ...........................        40.1%         38.1%         39.4%         42.7%
                                                           -------      --------      --------       -------
   Combined Ratio ....................................        71.6%         81.8%         57.1%         60.7%
                                                           =======      ========      ========       =======

4    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                          Statutory Income Statements

Quarterly Operating Supplement

Radian Reinsurance Inc.
Statutory Balance Sheets ($ Thousands)

                                                                      December 31   December 31
                                                                          2002          2001
                                                                      -----------   -----------
Assets
Long-term bonds, at amortized cost ................................     $905,719      $802,887
Cash and short-term investments ...................................       21,971        59,451
Other invested assets .............................................       13,132            --
Receivable for securities .........................................          654            97
                                                                        --------      --------
   Total Investments ..............................................      941,476       862,435

Investment income due and accrued .................................       12,817        10,241
Premiums receivable ...............................................        5,100         4,074
Funds held by reinsured companies .................................          524            --
Current federal income tax recoverable ............................        1,991         5,266
Net deferred tax asset ............................................        3,174            --
Receivable from affiliates ........................................          790         5,316
Other assets ......................................................        1,360         1,292
                                                                        --------      --------
   Total Assets ...................................................     $967,232      $888,624
                                                                        ========      ========

Liabilities
Contingency reserve ...............................................     $280,376      $308,865
Losses and loss adjustment expenses ...............................       29,246        27,605
Reinsurance payable on paid losses and loss adjustment expenses ...        1,262           550
Unearned premiums .................................................      369,310       339,925
Payable to affiliates .............................................           --         3,315
Payable for securities ............................................        3,840            --
Contingent profit commissions .....................................          735         1,898
Accrued expenses and other liabilities ............................       10,327        17,831
                                                                        --------      --------
   Total Liabilities ..............................................      695,096       699,989
                                                                        --------      --------

Policyholders' Surplus
Common stock ......................................................       15,000         4,000
Additional paid-in capital ........................................      186,500       197,500
Unassigned funds ..................................................       70,636       (12,865)
                                                                        --------      --------
Total Policyholders' Surplus ......................................      272,136       188,635
                                                                        --------      --------

Total Liabilities and Policyholders' Surplus ......................     $967,232      $888,624
                                                                        ========      ========

Qualified Statutory Capital .......................................     $552,512      $497,500
                                                                        ========      ========

5     Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                            Statutory Balance Sheets

Quarterly Operating Supplement

Radian Reinsurance Inc.
Gross Premiums Written by Product ($ Thousands)

                               4th Qtr   4th Qtr                YTD        YTD
                                 2002      2001    % Change     2002       2001    % Change
                               -------   -------   --------   --------   -------   --------
Public Finance .............   $13,910   $18,626     -25.3%   $ 58,171   $46,317      25.6%
Structured Finance .........    11,281    10,502       7.4%     41,647    37,149      12.1%
Trade Credit Reinsurance ...     3,584       205    1648.3%     11,894       375    3071.7%
                               -------   -------              --------   -------
                               $28,775   $29,333      -1.9%   $111,712   $83,841      33.2%
                               =======   =======              ========   =======

Total Claims-Paying Resources and Leverage Ratios
($ Thousands except ratios)

                                                   December 31   December 31
                                                       2002          2001      % Change
                                                   -----------   -----------   --------
Capital and Surplus ............................   $   272,136   $   188,635      44%
Contingency Reserve ............................       280,376       308,865      -9%
                                                   -----------   -----------
   Qualified Statutory Capital .................       552,512       497,500      11%
                                                   -----------   -----------

Unearned Premium Reserve .......................       369,310       339,925       9%
Loss and Loss Expense Reserves .................        29,246        27,605       6%
                                                   -----------   -----------
   Total Policyholders' Reserves ...............       398,556       367,530       8%
                                                   -----------   -----------

Present Value of Future Installment Premiums ...       249,108       182,215      37%

Reinsurance and Soft-Capital Facilities ........       150,000       115,000      30%
                                                   -----------   -----------

   Total Claims-Paying Resources ...............   $ 1,350,176   $ 1,162,245      16%
                                                   ===========   ===========

   Total Debt Service
      (Principal and Interest) Outstanding .....   $82,674,463   $81,375,649       2%
Capital Leverage Ratio/1/.......................         150:1         164:1
Claims-Paying Ratio/2/..........................          61:1          70:1

/1/ Capital Leverage Ratio: Total debt service/Qualified statutory capital. /2/ Claims-Paying Ratio: Total debt service/Total claims-paying resources.

6    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                 Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Reinsurance Inc.
Investment Portfolio Highlights

Asset Quality

As of December 31, 2002, the book value of our investment portfolio was $924.4 million, with an average duration of 6.2 years.

                                    [CHART]

                                  [Pie Chart]

 A    BBB    Not rated    AAA    AA
---   ---    ---------   ----   ----
4.1%  0.8%      6.0%     60.1%  29.0%

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

                                    [CHART]

                                  [PIE CHART]

Short-Term   Other   Municipal Bonds   Taxable Bonds
----------   -----   ---------------   -------------
    1.8%      7.9%        79.5%             10.8%

7    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                         Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.
Insured Portfolio Highlights ($ Thousands)

Geographic Diversification

                                  Net Par      Percent      Net Par     Percent
State                          (12/31/2002)   of total   (12/31/2001)   of total
--------------------------------------------------------------------------------
California                      $ 5,054,594       9.9%    $ 5,274,723      10.7%
--------------------------------------------------------------------------------
New York                          3,361,363       6.6%      3,452,115       7.0%
--------------------------------------------------------------------------------
Florida                           2,376,386       4.7%      2,687,876       5.4%
--------------------------------------------------------------------------------
Illinois                          2,298,487       4.5%      2,229,366       4.5%
--------------------------------------------------------------------------------
Texas                             2,221,825       4.4%      2,060,165       4.2%
--------------------------------------------------------------------------------
New Jersey                        1,935,968       3.8%      1,903,246       3.8%
--------------------------------------------------------------------------------
Massachusetts                     1,791,923       3.5%      1,612,804       3.3%
--------------------------------------------------------------------------------
Pennsylvania                      1,791,052       3.5%      1,793,440       3.6%
--------------------------------------------------------------------------------
Puerto Rico                       1,092,288       2.1%      1,068,372       2.2%
--------------------------------------------------------------------------------
Washington                          928,918       1.8%        821,507       1.7%
--------------------------------------------------------------------------------
Total of top ten states          22,852,803      44.7%     22,903,616      46.3%
--------------------------------------------------------------------------------
Total of other states            14,208,643      27.8%     14,233,137      28.7%
--------------------------------------------------------------------------------
Domestic structured finance       9,885,628      19.4%      8,971,573      18.1%
--------------------------------------------------------------------------------
International                     4,124,348       8.1%      3,391,516       6.9%
--------------------------------------------------------------------------------
Total                           $51,071,421     100.0%    $49,499,842     100.0%

8    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.
Insured Portfolio Highlights ($ Thousands)

Sector Breakout

                                  Net Par      Percent      Net Par      Percent
Public Finance                 (12/31/2002)   of total   (12/31/2001)   of total
--------------------------------------------------------------------------------
General Obligations             $10,560,096     20.7%     $10,437,034     21.1%
--------------------------------------------------------------------------------
Utilities                         6,802,514     13.3%       6,795,753     13.7%
--------------------------------------------------------------------------------
Healthcare                        6,204,510     12.1%       6,221,655     12.6%
--------------------------------------------------------------------------------
Transportation                    5,952,153     11.7%       5,758,459     11.6%
--------------------------------------------------------------------------------
Tax-Backed                        3,377,458      6.6%       3,683,331      7.4%
--------------------------------------------------------------------------------
Investor-Owned Utilities          1,904,838      3.7%       1,834,863      3.7%
--------------------------------------------------------------------------------
Education                         1,575,248      3.1%       1,389,789      2.8%
--------------------------------------------------------------------------------
Housing                           1,184,544      2.3%       1,133,870      2.3%
--------------------------------------------------------------------------------
Other Public Finance                672,199      1.3%         573,721      1.2%
--------------------------------------------------------------------------------
AAA Wrap Municipal                  405,496      0.8%         613,220      1.2%
--------------------------------------------------------------------------------
Long-Term Care                       94,790      0.2%          45,505      0.1%
--------------------------------------------------------------------------------
Subtotal Public Finance         $38,733,846     75.8%     $38,487,199     77.8%

                                          Net Par      Percent      Net Par      Percent
Structured Finance                     (12/31/2002)   of total   (12/31/2001)   of total
----------------------------------------------------------------------------------------
Asset-Backed -- Consumer                  5,514,421     10.8%       4,619,360      9.3%
----------------------------------------------------------------------------------------
Collateralized Debt Obligations           2,552,035      5.0%       2,356,377      4.8%
----------------------------------------------------------------------------------------
Asset-Backed -- Commercial and Other      2,489,820      4.9%       2,008,480      4.1%
----------------------------------------------------------------------------------------
Asset-Backed -- Mortgage and MBS            992,167      1.9%       1,261,964      2.5%
----------------------------------------------------------------------------------------
Other Structured Finance                    789,132      1.5%         766,461      1.5%
----------------------------------------------------------------------------------------
Subtotal Structured Finance             $12,337,575     24.2%     $11,012,642     22.2%
----------------------------------------------------------------------------------------
Total                                   $51,071,421    100.0%     $49,499,842    100.0%

9    Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

Rating Distribution

                                  Net Par      Percent      Net Par      Percent
Rating*                        (12/31/2002)   of total   (12/31/2001)   of total
--------------------------------------------------------------------------------
AAA                             $ 4,107,704      8.0%     $ 4,381,205      8.0%
--------------------------------------------------------------------------------
AA                               12,018,943     23.5%      10,969,268     22.2%
--------------------------------------------------------------------------------
A                                21,409,661     41.9%      21,115,435     42.7%
--------------------------------------------------------------------------------
BBB                               9,616,900     18.8%       9,995,395     20.2%
--------------------------------------------------------------------------------
Investment -- Grade                 445,010      0.9%         746,273      1.3%
--------------------------------------------------------------------------------
Below Investment-Grade              512,053      1.0%         615,472      1.2%
--------------------------------------------------------------------------------
Not Rated                         2,961,149      5.8%       1,676,794      3.4%
--------------------------------------------------------------------------------
Total                           $51,071,421    100.0%     $49,499,842    100.0%

* Indicated category reflects highest rating of the three rating agencies.

10   Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.
Management Team

Martin A. Kamarck
President

David J. Beidler
Senior Vice President, Chief Legal Officer

Edward McC. Bowers
Senior Vice President, Global Structured Products

Sally B. Campbell
Senior Vice President, Public Finance

John C. DeLuca
Senior Vice President, Market Development

Bonita Z. Dorland
Senior Vice President, Chief Risk Officer

Andrew C.J. Poole
Managing Director, Radian Representatives Ltd.

Patrick Rossi
Senior Vice President, Controller

Jeffrey C. Salton
Senior Vice President, Operations and Analysis

11   Quarterly Operating Supplement for the Period Ended December 31, 2002 /
                     Radian Reinsurance Inc. Management Team

                                              [LOGO] Radian Asset Assurance Inc.

                                                            Quarterly
                                                            Operating Supplement
                                                            First Quarter 2003

Quarterly Operating Supplement

Table of Contents

--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

Company Profile .........................................................      2

Company Information .....................................................      2

Key Financial Highlights ................................................      3

Statutory Income Statements .............................................      4

Statutory Balance Sheets ................................................      5

Gross Premiums Written by Product .......................................      6

Total Claims-Paying Resources and Leverage Ratios .......................      6

Investment Portfolio Highlights .........................................      7

Insured Portfolio Highlights ............................................      8

Management Team .........................................................     11

1      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                               Table of Contents

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Quarterly Operating Supplement

March 31, 2003

--------------------------------------------------------------------------------

Company Profile

Radian Asset Assurance Inc., founded in 1985 and rated AA by Standard &
Poor's and Fitch Ratings, provides financial guaranty insurance and reinsurance to the holders of debt obligations and asset-backed securities. As a direct writer of insurance for municipal bonds, asset-backed obligations, trade credit reinsurance and other credit insurance, the company plays an important role in extending the benefits of insurance to a broad range of issuers and securities.

Radian Asset Assurance Inc. is a subsidiary of Radian Group Inc., (NYSE:RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Asset Assurance Inc.         Contact:
335 Madison Avenue                  John C. DeLuca
New York, New York 10017            Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)    1 212 984.9222
1 212 983.3100                      john.deluca@radiangroupinc.com

2      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                      Company Profile / Company Information

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries
Key Financial Highlights* ($ Thousands)

                                                                                Quarter ended March 31, 2003
                                                                    -----------------------------------------------
                                                                     Mortgage    Mortgage   Financial
                                                                    Insurance    Services    Guaranty       Total
                                                                    ----------   --------   ----------   ----------
Net premiums written ............................................   $  164,772         --   $   87,588   $  252,360
                                                                    ==========   ========   ==========   ==========

Net premiums earned .............................................   $  168,032         --   $   58,097   $  226,129
Net investment income ...........................................       27,829   $     34       18,809       46,672
Equity in net income (loss) of affiliates .......................           --     14,944          (56)      14,888
Other income ....................................................        6,599      6,361        1,597       14,557
                                                                    ----------   --------   ----------   ----------
   Total revenues ...............................................      202,460     21,339       78,447      302,246
                                                                    ----------   --------   ----------   ----------

Provision for losses ............................................       54,167         --       13,591       67,758
Policy acquisition costs ........................................       17,479         --       13,538       31,017
Other operating expenses ........................................       29,408      7,161        7,872       44,441
Interest expense ................................................        5,100        612        2,872        8,584
                                                                    ----------   --------   ----------   ----------
   Total expenses ...............................................      106,154      7,773       37,873      151,800
                                                                    ----------   --------   ----------   ----------

Gain on disposition of investments ..............................          390        119        3,516        4,025
Change in fair value of derivative instruments ..................       (3,584)        --       (4,314)      (7,898)
                                                                    ----------   --------   ----------   ----------
   Net gain/(losses) ............................................       (3,194)       119         (798)      (3,873)
                                                                    ----------   --------   ----------   ----------

Pretax income ...................................................       93,112     13,685       39,776      146,573

Income tax provision ............................................       25,454      5,474       10,873       41,801
                                                                    ----------   --------   ----------   ----------
   Net income ...................................................   $   67,658   $  8,211   $   28,903   $  104,772
                                                                    ==========   ========   ==========   ==========

Total assets ....................................................   $3,590,043   $253,591   $1,945,273   $5,788,907
Deferred policy acquisition costs ...............................       74,931         --      120,550      195,481
Reserve for losses ..............................................      484,069         --      148,827      632,896
Unearned premiums ...............................................      108,592         --      535,312      643,904

Equity ..........................................................   $1,694,518   $201,884   $  947,650   $2,844,052

* Reported on a GAAP basis.

3      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                            Key Financial Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Statutory Income Statements ($ Thousands)

                                                               Quarter ended
                                                            -------------------
                                                            March 31   March 31
                                                              2003       2002
                                                            --------   --------
Revenues
Gross premiums written ..................................   $ 47,028   $ 39,434
Reinsurance premiums ceded ..............................     (7,780)   (10,315)
                                                            --------   --------
   Net premiums written .................................     39,248     29,119
Increase in unearned premiums ...........................    (10,125)    (8,707)
                                                            --------   --------
   Premiums earned ......................................     29,123     20,412
                                                            --------   --------

Net investment income ...................................      6,893      6,655
Net realized gain/(loss) on sale of investments .........      1,188       (269)
                                                            --------   --------
   Net investment gains .................................      8,081      6,386
                                                            --------   --------

Other income ............................................      1,483        104
                                                            --------   --------
   Total revenues .......................................     38,687     26,902
                                                            --------   --------

Expenses
Losses and loss adjustment expenses incurred ............      6,279      9,579
Commissions incurred ....................................      2,703      2,148
Other underwriting expenses .............................      9,887      7,922
                                                            --------   --------
   Total expenses .......................................     18,869     19,649
                                                            --------   --------

   Income before income taxes ...........................     19,818      7,253
Federal and foreign income taxes ........................      2,280        480
                                                            --------   --------
   Net income ...........................................   $ 17,538   $  6,773
                                                            ========   ========

Financial Ratios
Loss and LAE Ratio ......................................       21.6%      46.9%
Underwriting Expense Ratio ..............................       32.1%      34.6%
                                                            --------   --------
   Combined Ratio .......................................       53.6%      81.5%
                                                            ========   ========

4    Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                          Statutory Income Statements

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Statutory Balance Sheets ($ Thousands)

                                                                       March 31   December 31
                                                                         2003        2002
                                                                       --------   -----------
Assets
Long-term bonds, at amortized cost .................................   $596,176     $550,512
Preferred stock, at market .........................................     27,129       24,585
Common stock, at market ............................................      1,156        1,156
Cash and short-term investments ....................................     29,427       46,100
Receivable for securities ..........................................      2,541          149
                                                                       --------     --------
   Total Investments ...............................................    656,429      622,502

Investment income due and accrued ..................................      7,006        6,919
Premiums receivable ................................................     28,215       22,449
Funds held by reinsured companies ..................................      2,108        1,863
Net deferred tax asset .............................................      1,686        1,531
Other assets .......................................................      1,019        2,119
                                                                       --------     --------
   Total Assets ....................................................   $696,463     $657,383
                                                                       ========     ========

Liabilities
Contingency reserve ................................................   $ 42,548     $ 39,272
Losses and loss adjustment expenses ................................     54,131       50,453
Reinsurance payable on paid losses and loss adjustment expenses ....      3,070        4,843
Unearned premiums ..................................................    243,826      233,701
Provision for reinsurance ..........................................        179          284
Payable to affiliates ..............................................      6,462        2,200
Payable for securities .............................................     12,087        6,660
Ceded reinsurance premiums payable .................................      6,533        2,670
Federal and foreign income taxes payable ...........................      2,274        5,360
Accrued expenses and other liabilities .............................      1,291        2,481
                                                                       --------     --------
   Total Liabilities ...............................................    372,401      347,924
                                                                       --------     --------

Policyholders' Surplus
Common stock .......................................................     15,000       15,000
Additional paid-in capital .........................................    229,077      229,077
Unassigned funds ...................................................     79,985       65,382
                                                                       --------     --------
Total Policyholders' Surplus .......................................    324,062      309,459
                                                                       --------     --------

Total Liabilities and Policyholders' Surplus .......................   $696,463     $657,383
                                                                       ========     ========

Qualified Statutory Capital ........................................   $366,610     $348,731
                                                                       ========     ========

5    Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                            Statutory Balance Sheets

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Gross Premiums Written by Product ($ Thousands)

                                                    1st Qtr   1st Qtr
                                                      2003      2002    % Change
                                                    -------   -------   --------
Public Finance Direct ...........................   $10,844   $14,584    -25.6%
Structured Finance Direct .......................    16,578     8,124    104.1%
Public Finance Reinsurance ......................     2,780       628    342.7%
Structured Finance Reinsurance ..................     4,556     7,562    -39.8%
Trade Credit Reinsurance ........................    12,271     8,536     43.8%
                                                    -------   -------
                                                    $47,029   $39,434     19.3%
                                                    =======   =======

Total Claims-Paying Resources and Leverage Ratios
($ Thousands except ratios)

                                                              March 31    December 31
                                                               2003           2002      % Change
                                                            -----------   -----------   --------
Capital and Surplus .....................................   $   324,062   $   309,459        5%
Contingency Reserve .....................................        42,548        39,272        8%
                                                            -----------   -----------
   Qualified Statutory Capital ..........................       366,610       348,731        5%
                                                            -----------   -----------

Unearned Premium Reserve ................................       243,826       233,701        4%
Loss and Loss Expense Reserves ..........................        54,131        50,453        7%
                                                            -----------   -----------
   Total Policyholders' Reserves ........................       297,957       284,154        5%
                                                            -----------   -----------

Present Value of Future Installment Premiums ............       181,227       151,032       20%

Reinsurance and Soft Capital Facilities .................            --        15,000     -100%
                                                            -----------   -----------

   Total Claims-Paying Resources ........................   $   845,794   $   798,917        6%
                                                            ===========   ===========

   Total Debt Service
      (Principal and Interest) Outstanding ..............   $24,246,324   $22,081,339       10%
Capital Leverage Ratio (1) ..............................          66:1          63:1
Claims-Paying Ratio (2) .................................          29:1          28:1

1 Capital Leverage Ratio: Total debt service/Qualified statutory capital. 2 Claims-Paying Ratio: Total debt service/Total claims-paying resources.

6    Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                 Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Investment Portfolio Highlights

Asset Quality

As of March 31, 2003, the book value of our investment portfolio was $643.1 million, with an average duration of 5.6 years.

                                     [CHART]

                                   [Pie Chart]

                    Below
 A      BBB    Investment-Grade   Not rated    AAA     AA
---    ----    ----------------   ---------   ----    ----
8.3%   13.0%         0.8%            3.1%     55.0%   19.8%

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

                                     [CHART]

                                   [Pie Chart]

                Convertible
Taxable Bonds      Bonds      Short-Term   Other   Municipal Bonds
-------------   -----------   ----------   -----   ---------------
    16.1%          19.7%         2.8%       2.9%        58.4%

7     Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                         Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Insured Portfolio Highlights ($ Thousands)

Geographic Diversification

                                Net Par     Percent       Net Par     Percent
State                         (3/31/2003)   of total   (12/31/2002)   of total
------------------------------------------------------------------------------
Pennsylvania                  $ 1,050,000      6.0%     $   993,019      6.5%
------------------------------------------------------------------------------
New York                        1,048,584      6.0%       1,019,026      6.7%
------------------------------------------------------------------------------
Texas                           1,001,552      5.7%       1,133,571      7.4%
------------------------------------------------------------------------------
Florida                           648,297      3.7%         649,067      4.3%
------------------------------------------------------------------------------
Connecticut                       462,440      2.6%         463,912      3.0%
------------------------------------------------------------------------------
California                        448,538      2.6%         494,536      3.2%
------------------------------------------------------------------------------
Colorado                          425,096      2.4%         371,126      2.4%
------------------------------------------------------------------------------
Illinois                          387,177      2.2%         362,451      2.4%
------------------------------------------------------------------------------
Washington                        321,692      1.8%         323,379      2.1%
------------------------------------------------------------------------------
Indiana                           285,807      1.6%         141,088      0.9%
------------------------------------------------------------------------------
Total of top ten states         6,079,182     34.7%       5,951,175     39.0%
------------------------------------------------------------------------------
Total of other states           3,458,928     19.8%       3,423,522     22.4%
------------------------------------------------------------------------------
Domestic structured finance     7,362,591     42.1%       5,282,486     34.6%
------------------------------------------------------------------------------
International                     599,150      3.4%         608,706      4.0%
------------------------------------------------------------------------------
Total                         $17,499,851    100.0%     $15,265,889    100.0%

8      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Insured Portfolio Highlights ($ Thousands)

Sector Breakout

                                        Net Par     Percent      Net Par      Percent
Public Finance                        (3/31/2003)   of total   (12/31/2002)   of total
--------------------------------------------------------------------------------------
Healthcare                             $2,126,160     12.1%     $1,997,820      13.1%
--------------------------------------------------------------------------------------
General Obligations                     1,956,265     11.2%      2,105,718      13.8%
--------------------------------------------------------------------------------------
Education                               1,576,404      9.0%      1,549,056      10.1%
--------------------------------------------------------------------------------------
Long-Term Care                            859,218      4.9%        840,073       5.5%
--------------------------------------------------------------------------------------
Utilities                                 853,157      4.9%        827,500       5.4%
--------------------------------------------------------------------------------------
Other Public Finance                      620,688      3.5%        468,386       3.1%
--------------------------------------------------------------------------------------
Tax-Backed                                484,076      2.8%        497,104       3.3%
--------------------------------------------------------------------------------------
AAA Wrap Municipals                       442,891      2.5%        442,891       2.9%
--------------------------------------------------------------------------------------
Transportation                            395,054      2.3%        408,275       2.7%
--------------------------------------------------------------------------------------
Housing                                   194,858      1.1%        208,523       1.4%
--------------------------------------------------------------------------------------
Investor-Owned Utilities                   55,048      0.3%         59,856       0.4%
--------------------------------------------------------------------------------------
Subtotal Public Finance                $9,563,818     54.7%     $9,405,202      61.6%

                                        Net Par     Percent      Net Par      Percent
Structured Finance                    (3/31/2003)   of total   (12/31/2002)   of total
--------------------------------------------------------------------------------------
Collateralized Debt Obligations       $ 5,837,440     33.4%     $ 4,227,312     27.7%
--------------------------------------------------------------------------------------
Asset-Backed - Mortgage and MBS           739,845      4.2%         192,886      1.3%
--------------------------------------------------------------------------------------
Asset-Backed - Consumer                   588,254      3.4%         649,398      4.3%
--------------------------------------------------------------------------------------
Asset-Backed - Commercial and Other       496,429      2.8%         490,718      3.2%
--------------------------------------------------------------------------------------
Other Structured Finance                  274,065      1.6%         300,373      2.0%
--------------------------------------------------------------------------------------
Subtotal Structured Finance           $ 7,936,033     45.3%     $ 5,860,687     38.4%
--------------------------------------------------------------------------------------
Total                                 $17,499,851    100.0%     $15,265,889    100.0%

9      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Insured Portfolio Highlights ($ Thousands)

Rating Distribution

                                  Net Par     Percent      Net Par      Percent
Rating*                         (3/31/2003)   of total   (12/31/2002)   of total
--------------------------------------------------------------------------------
AAA                             $ 4,571,163     26.1%    $ 2,434,385      15.9%
--------------------------------------------------------------------------------
AA                                2,851,111     16.3%      2,903,551      19.0%
--------------------------------------------------------------------------------
A                                 2,719,145     15.5%      2,638,433      17.3%
--------------------------------------------------------------------------------
BBB                               5,987,814     34.2%      5,682,251      37.2%
--------------------------------------------------------------------------------
Investment Grade                    192,601      1.1%        198,467       1.3%
--------------------------------------------------------------------------------
Below Investment Grade              582,995      3.3%        719,055       4.7%
--------------------------------------------------------------------------------
Not Rated                           595,023      3.4%        689,746       4.5%
--------------------------------------------------------------------------------
Total                           $17,499,851    100.0%    $15,265,889     100.0%

* Indicated category reflects highest rating of the three rating agencies.

10      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.
Management Team

Martin A. Kamarck
President

David J. Beidler
Senior Vice President, Chief Legal Officer

Edward McC. Bowers
Senior Vice President, Global Structured Products

Sally B. Campbell
Senior Vice President, Public Finance

John C. DeLuca
Senior Vice President, Market Development

Bonita Z. Dorland
Senior Vice President, Chief Risk Officer

Andrew C.J. Poole
Managing Director, Radian Representatives Ltd.

Jack Praschnik
Senior Vice President, Global Strategies

Patrick Rossi
Senior Vice President, Controller

Jeffrey C. Salton
Senior Vice President, Operations and Analysis

11     Quarterly Operating Supplement for the Period Ended March 31, 2003/
                   Radian Asset Assurance Inc. Management Team

                                                  [LOGO] Radian Reinsurance Inc.

                                                            Quarterly
                                                            Operating Supplement
                                                            First Quarter 2003

Quarterly Operating Supplement

Table of Contents

--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

Company Profile .........................................................     2

Company Information .....................................................     2

Key Financial Highlights ................................................     3

Statutory Income Statements .............................................     4

Statutory Balance Sheets ................................................     5

Gross Premiums Written by Product .......................................     6

Total Claims-Paying Resources and Leverage Ratios .......................     6

Investment Portfolio Highlights .........................................     7

Insured Portfolio Highlights ............................................     8

Management Team .........................................................    11

1      Quarterly Operating Supplement for the Period Ended March 31, 2003/
                                Table of Contents

Quarterly Operating Supplement

Radian Reinsurance Inc.
Quarterly Operating Supplement

March 31, 2003

--------------------------------------------------------------------------------

Company Profile

Radian Reinsurance Inc., founded in 1986 and rated AA by Fitch Ratings and Standard & Poor's and Aa2 by Moody's, was the first company dedicated exclusively to the reinsurance of investment-grade securities. The company provides financial guaranty reinsurance to the primary insurers of municipal bonds, asset-backed securities and structured finance obligations.

Radian Reinsurance Inc. is a subsidiary of Radian Group Inc., (NYSE:RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Reinsurance Inc.            Contact:
335 Madison Avenue                 John C. DeLuca
New York, New York 10017           Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)   1 212 984.9222
1 212 983.3100                     john.deluca@radiangroupinc.com

2     Quarterly Operating Supplement for the Period Ended March 31, 2003/
                       Company Profile/Company Information

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries
Key Financial Highlights* ($ Thousands)

                                                               Quarter ended March 31, 2003
                                                     -----------------------------------------------
                                                      Mortgage    Mortgage    Financial
                                                     Insurance    Services    Guaranty       Total
                                                     ----------   --------   ----------   ----------
Net premiums written .............................   $  164,772         --   $   87,588   $  252,360
                                                     ==========   ========   ==========   ==========

Net premiums earned ..............................   $  168,032         --   $   58,097   $  226,129
Net investment income ............................       27,829   $     34       18,809       46,672
Equity in net income (loss) of affiliates ........           --     14,944          (56)      14,888
Other income .....................................        6,599      6,361        1,597       14,557
                                                     ----------   --------   ----------   ----------
   Total revenues ................................      202,460     21,339       78,447      302,246
                                                     ----------   --------   ----------   ----------

Provision for losses .............................       54,167         --       13,591       67,758
Policy acquisition costs .........................       17,479         --       13,538       31,017
Other operating expenses .........................       29,408      7,161        7,872       44,441
Interest expense .................................        5,100        612        2,872        8,584
                                                     ----------   --------   ----------   ----------
   Total expenses ................................      106,154      7,773       37,873      151,800
                                                     ----------   --------   ----------   ----------

Gain on disposition of investments ...............          390        119        3,516        4,025
Change in fair value of derivative instruments ...       (3,584)        --       (4,314)      (7,898)
                                                     ----------   --------   ----------   ----------
   Net gain/(losses) .............................       (3,194)       119         (798)      (3,873)
                                                     ----------   --------   ----------   ----------

Pretax income ....................................       93,112     13,685       39,776      146,573

Income tax provision .............................       25,454      5,474       10,873       41,801
                                                     ----------   --------   ----------   ----------

   Net income ....................................   $   67,658   $  8,211   $   28,903   $  104,772
                                                     ==========   ========   ==========   ==========

Total assets .....................................   $3,590,043   $253,591   $1,945,273   $5,788,907
Deferred policy acquisition costs ................       74,931         --      120,550      195,481
Reserve for losses ...............................      484,069         --      148,827      632,896
Unearned premiums ................................      108,592         --      535,312      643,904

Equity ...........................................   $1,694,518   $201,884   $  947,650   $2,844,052

* Reported on a GAAP basis.

3   Quarterly Operating Supplement for the Period Ended March 31, 2003 / Key
                              Financial Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.
Statutory Income Statements ($ Thousands)

                                                               Quarter ended
                                                            -------------------
                                                            March 31   March 31
                                                              2003       2002
                                                            --------   --------
Revenues
Gross premiums written ..................................   $ 45,804   $ 34,316
Reinsurance premiums ceded ..............................       (166)    (1,568)
                                                            --------   --------
   Net premiums written .................................     45,638     32,748
Change in unearned premiums .............................    (20,057)   (16,010)
                                                            --------   --------
   Premiums earned ......................................     25,581     16,738
                                                            --------   --------

Net investment income ...................................     12,212     11,985
Net realized gain on sale of investments ................      2,700      1,266
                                                            --------   --------
   Net investment gains .................................     14,912     13,251
                                                            --------   --------
Other income ............................................         58         41
                                                            --------   --------
   Total revenues .......................................     40,551     30,030
                                                            --------   --------

Expenses
Losses and loss adjustment expenses incurred ............      3,478         56
Commissions incurred ....................................     16,591     10,280
Other underwriting expenses .............................      1,846      2,902
                                                            --------   --------
   Total expenses .......................................     21,915     13,238
                                                            --------   --------

   Income before income taxes ...........................     18,636     16,792
Federal and foreign income tax expenses/(benefits) ......      2,711    (12,519)
                                                            --------   --------
   Net income ...........................................   $ 15,925   $ 29,311
                                                            ========   ========

Financial Ratios
Loss and LAE Ratio ......................................       13.6%       0.3%
Underwriting Expense Ratio ..............................       40.4%      40.3%
                                                            --------   --------
   Combined Ratio .......................................       54.0%      40.6%
                                                            ========   ========

4   Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                           Statutory Income Statements

Quarterly Operating Supplement

Radian Reinsurance Inc.
Statutory Balance Sheets ($ Thousands)

                                                                       March 31    December 31
                                                                         2003          2002
                                                                      ----------   -----------
Assets
Long-term bonds, at amortized cost ................................   $  927,206    $905,719
Cash and short-term investments ...................................       15,323      21,971
Other invested assets .............................................       13,132      13,132
Receivable for securities .........................................       20,121         654
                                                                      ----------    --------
   Total Investments ..............................................      975,782     941,476

Investment income due and accrued .................................       12,026      12,817
Premiums receivable ...............................................       11,020       5,100
Funds held by reinsured companies .................................          756         524
Current federal income tax recoverable ............................           --       3,174
Net deferred tax asset ............................................        1,983       1,991
Receivable from affiliates ........................................        5,632         790
Other assets ......................................................        1,182       1,360
                                                                      ----------    --------
   Total Assets ...................................................   $1,008,381    $967,232
                                                                      ==========    ========

Liabilities
Contingency reserve ...............................................   $  256,825    $280,376
Losses and loss adjustment expenses ...............................       30,937      29,246
Reinsurance payable on paid losses and loss adjustment expenses ...        1,448       1,262
Unearned premiums .................................................      389,367     369,310
Payable for securities ............................................        7,617       3,840
Commissions and contingent profit commissions .....................        2,942         735
Federal and foreign income taxes payable ..........................        2,079          --
Accrued expenses and other liabilities ............................        5,687      10,327
                                                                      ----------    --------
   Total Liabilities ..............................................      696,902     695,096
                                                                      ----------    --------

Policyholders' Surplus
Common stock ......................................................       15,000      15,000
Additional paid-in capital ........................................      186,500     186,500
Unassigned funds ..................................................      109,979      70,636
                                                                      ----------    --------
Total Policyholders' Surplus ......................................      311,479     272,136
                                                                      ----------    --------

Total Liabilities and Policyholders' Surplus ......................   $1,008,381    $967,232
                                                                      ==========    ========

Qualified Statutory Capital .......................................   $  568,304    $552,512
                                                                      ==========    ========

5   Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                            Statutory Balance Sheets

Quarterly Operating Supplement

Radian Reinsurance Inc.
Gross Premiums Written by Product ($ Thousands)

                                                    1st Qtr   1st Qtr
                                                      2003      2002    % Change
                                                    -------   -------   --------
Public Finance ..................................   $26,790   $23,071      16.1%
Structured Finance ..............................    11,792    11,078       6.4%
Trade Credit Reinsurance ........................     7,222       167    4224.6%
                                                    -------   -------
                                                    $45,804   $34,316      33.5%
                                                    =======   =======

Total Claims-Paying Resources and Leverage Ratios
($ Thousands except ratios)

                                                     March 31    December 31
                                                       2003         2002       % Change
                                                   -----------   -----------   --------
Capital and Surplus ............................   $   311,479   $   272,136      14%
Contingency Reserve ............................       256,825       280,376      -8%
                                                   -----------   -----------
   Qualified Statutory Capital .................       568,304       552,512       3%
                                                   -----------   -----------

Unearned Premium Reserve .......................       389,367       369,310       5%
Loss and Loss Expense Reserves .................        30,937        29,246       6%
                                                   -----------   -----------
   Total Policyholders' Reserves ...............       420,304       398,556       5%
                                                   -----------   -----------

Present Value of Future Installment Premiums ...       252,524       249,108       1%

Reinsurance and Soft-Capital Facilities ........       125,000       150,000     -17%
                                                   -----------   -----------
   Total Claims-Paying Resources ...............   $ 1,366,132   $ 1,350,176       1%
                                                   ===========   ===========

   Total Debt Service
      (Principal and Interest) Outstanding .....    85,823,227    82,674,463       4%
Capital Leverage Ratio (1) .....................         151:1         150:1
Claims-Paying Ratio (2) ........................          63:1          61:1

1 Capital Leverage Ratio: Total debt service/Qualified statutory capital. 2 Claims-Paying Ratio: Total debt service/Total claims-paying resources.

6       Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                 Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Reinsurance Inc.
Investment Portfolio Highlights

Asset Quality

As of March 31, 2003, the book value of our investment portfolio was $938.8 million, with an average duration of 6.0 years.

                                     [CHART]

                                   [Pie Chart]

Not rated    AAA     AA      A     BBB
---------   ----    ----    ---    ---
   5.8%     61.6%   25.8%   5.6%   1.2%

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

                                     [CHART]

                                   [Pie Chart]

Short-Term    Other   Municipal Bonds   Taxable  Bonds
----------    -----   ---------------   --------------
   1.0%        7.7%        80.3%             11.0%

7      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                         Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.
Insured Portfolio Highlights ($ Thousands)

Geographic Diversification

                                  Net Par      Percent      Net Par     Percent
State                           (3/31/2003)   of total   (12/31/2002)   of total
--------------------------------------------------------------------------------
California                      $ 5,217,051      9.7%     $ 5,054,594      9.9%
--------------------------------------------------------------------------------
New York                          3,277,394      6.1%       3,361,363      6.6%
--------------------------------------------------------------------------------
Texas                             2,420,478      4.5%       2,221,825      4.4%
--------------------------------------------------------------------------------
Florida                           2,409,819      4.5%       2,376,386      4.7%
--------------------------------------------------------------------------------
Illinois                          2,264,562      4.2%       2,298,487      4.5%
--------------------------------------------------------------------------------
New Jersey                        1,962,136      3.6%       1,935,968      3.8%
--------------------------------------------------------------------------------
Massachusetts                     1,812,209      3.4%       1,791,923      3.5%
--------------------------------------------------------------------------------
Pennsylvania                      1,782,083      3.3%       1,791,052      3.5%
--------------------------------------------------------------------------------
Puerto Rico                       1,086,389      2.0%       1,092,288      2.1%
--------------------------------------------------------------------------------
Washington                          931,445      1.7%         928,918      1.8%
--------------------------------------------------------------------------------
Total of top ten states          23,163,566     42.9%      22,852,803     44.7%
--------------------------------------------------------------------------------
Total of other states            14,373,365     26.6%      14,208,643     27.8%
--------------------------------------------------------------------------------
Domestic structured finance      11,702,268     21.7%       9,885,628     19.4%
--------------------------------------------------------------------------------
International                     4,734,759      8.8%       4,124,348      8.1%
--------------------------------------------------------------------------------
Total                           $53,973,957    100.0%     $51,071,421    100.0%

8      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.
Insured Portfolio Highlights ($ Thousands)

Sector Breakout

                                  Net Par      Percent      Net Par      Percent
Public Finance                  (3/31/2003)   of total   (12/31/2002)   of total
--------------------------------------------------------------------------------
General Obligations             $10,789,539     20.0%     $10,560,096     20.7%
--------------------------------------------------------------------------------
Utilities                         6,863,891     12.7%       6,802,514     13.3%
--------------------------------------------------------------------------------
Healthcare                        6,216,778     11.5%       6,204,510     12.1%
--------------------------------------------------------------------------------
Transportation                    6,119,319     11.3%       5,952,153     11.7%
--------------------------------------------------------------------------------
Tax-Backed                        3,397,400      6.3%       3,377,458      6.6%
--------------------------------------------------------------------------------
Investor-Owned Utilities          2,011,023      3.7%       1,904,838      3.7%
--------------------------------------------------------------------------------
Education                         1,648,098      3.1%       1,575,248      3.1%
--------------------------------------------------------------------------------
Housing                           1,215,894      2.3%       1,184,544      2.3%
--------------------------------------------------------------------------------
Other Public Finance                531,691      1.0%         672,199      1.3%
--------------------------------------------------------------------------------
AAA Wrap Municipal                  405,496      0.8%         405,496      0.8%
--------------------------------------------------------------------------------
Long-Term Care                       94,787      0.2%          94,790      0.2%
--------------------------------------------------------------------------------
Subtotal Public Finance         $39,293,916     72.8%     $38,733,846     75.8%

                                        Net Par      Percent      Net Par      Percent
Structured Finance                    (3/31/2003)   of total   (12/31/2002)   of total
--------------------------------------------------------------------------------------
Asset-Backed - Consumer               $ 5,688,828     10.5%     $ 5,514,421     10.8%
--------------------------------------------------------------------------------------
Collateralized Debt Obligations         3,899,187      7.2%       2,552,035      5.0%
--------------------------------------------------------------------------------------
Asset-Backed - Commercial and Other     2,858,579      5.3%       2,489,820      4.9%
--------------------------------------------------------------------------------------
Asset-Backed - Mortgage and MBS         1,518,731      2.8%         992,167      1.9%
--------------------------------------------------------------------------------------
Other Structured Finance                  714,715      1.3%         789,132      1.5%
--------------------------------------------------------------------------------------
Subtotal Structured Finance           $14,680,041     27.2%     $12,337,575     24.2%
--------------------------------------------------------------------------------------
Total                                 $53,973,957    100.0%     $51,071,421    100.0%

9      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.
Insured Portfolio Highlights ($ Thousands)

Rating Distribution

                                  Net Par      Percent      Net Par      Percent
Rating*                         (3/31/2003)   of total   (12/31/2002)   of total
--------------------------------------------------------------------------------
AAA                             $ 6,285,822     11.6%     $ 4,107,704      8.0%
--------------------------------------------------------------------------------
AA                               12,457,211     23.1%      12,018,943     23.5%
--------------------------------------------------------------------------------
A                                21,428,542     39.7%      21,409,661     41.9%
--------------------------------------------------------------------------------
BBB                               9,733,085     18.0%       9,616,900     18.8%
--------------------------------------------------------------------------------
Investment Grade                    403,982      0.7%         445,010      0.9%
--------------------------------------------------------------------------------
Below Investment Grade              711,913      1.3%         512,053      1.0%
--------------------------------------------------------------------------------
Not Rated                         2,953,401      5.5%       2,961,149      5.8%
--------------------------------------------------------------------------------
Total                           $53,973,957    100.0%     $51,071,421    100.0%

* Indicated category reflects highest rating of the three rating agencies.

10      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                          Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.
Management Team

Martin A. Kamarck
President

David J. Beidler
Senior Vice President, Chief Legal Officer

Edward McC. Bowers
Senior Vice President, Global Structured Products

Sally B. Campbell
Senior Vice President, Public Finance

John C. DeLuca
Senior Vice President, Market Development

Bonita Z. Dorland
Senior Vice President, Chief Risk Officer

Andrew C.J. Poole
Managing Director, Radian Representatives Ltd.

Jack Praschnik
Senior Vice President, Global Strategies

Patrick Rossi
Senior Vice President, Controller

Jeffrey C. Salton
Senior Vice President, Operations and Analysis

11      Quarterly Operating Supplement for the Period Ended March 31, 2003 /
                    Radian Reinsurance Inc. Management Team